Other Income and Expense	12 Months Ended
Apr. 30, 2011
Other Income and Expense [Abstract]
OTHER INCOME AND EXPENSE
14. OTHER INCOME AND EXPENSE
In fiscal 2009, we recognized a gain of $20 on the sale of the Bolla and Fontana Candida trademarks. In fiscal 2010, we recorded an impairment charge of $12 related to the Don Eduardo trademark (Note 3). These amounts are reflected as other (income) expense in the accompanying consolidated statements of operations.
In March 2011, we agreed to sell Fetzer Vineyards to Chilean wine producer Viña Concha y Toro. This agreement followed the December 2010 announcement that we were exploring strategic alternatives for our Hopland, California-based wine assets, including a possible sale.
We completed this transaction on April 15, 2011, at a sales price (subject to a post-closing working capital adjustment) of $234 in cash. As a result, we recognized a gain on sale (net of transaction costs and income taxes) of $38, which is reflected in the accompanying consolidated statement of operations as follows:

Net sales	$(3)
Selling, general, and administrative expenses	(6)
Other income	62
Income taxes	(15)

Net gain	$38

The sale included the Fetzer winery, bottling facility, and vineyards, as well as the Fetzer brand and other Hopland, California-based wines, including Bonterra, Little Black Dress, Jekel, Five Rivers, Bel Arbor, Coldwater Creek, and Sanctuary. Also included in the sale was a facility in Paso Robles, California.